Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

23. Subsequent Events

On July 17, 2025, the Company agreed with the bankruptcy trustee of Advent Technologies A/S to settle an outstanding claim of €10.4 million ($12.2 million) against Advent Technologies, GmbH for €100 thousand ($119 thousand) which was required to be paid by July 31, 2025. The outstanding claim of $12.2 million is included in trade and other payables as of June 30, 2025.

On August 6, 2025, the Company entered into a new enhanced license agreement with Triad National Security, LLC for the Ion Pair technology originally developed at Los Alamos National Laboratory. In the new enhanced license, the Company acquired exclusivity to the technology in the marine, aviation, and portable power fields while retaining its non-exclusive rights in all other fields.

25. Subsequent Events

On April 14, 2025, the Company issued 33,778 common shares related to the vesting of restricted stock units issued in connection with its stock compensation program.

On April 15, 2025, the Company entered into a term loan agreement with Agile Capital Funding, LLC as collateral agent, and Agile Lending, LLC, a Virginia limited liability company as “Lead Lender”. The Company entered into a term loan for $870 thousand. The Company received net proceeds of $443 thousand, net of fees paid to the lenders of $87 thousand and its outstanding unpaid balance of the term loan dated November 5, 2024 of $340 thousand. The Company is required to make weekly payments of approximately $37 thousand through maturity on December 18, 2025. The effective interest rate is 250.67% per year, assuming all payments are made on time. If the Company fails to make a payment on time the loan will be in default and the Company will be subject to an additional 5.00% default rate. Upon the prepayment of any principal amount, the Company is obligated to pay a prepayment fee comprising make-whole premium payment on account of such principal so paid, which Prepayment Fee shall be equal to the aggregate and actual amount of interest (at the contract rate of interest) that would be paid through the Maturity Date.

The loan is collateralized with all of the Company’s goods, accounts, equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including intellectual property), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other collateral accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and all of the Company’s books and records relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.